UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
P.O. Box 1000
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

On January 27, 2015, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter and year ended December 31, 2014.  A copy of this press release is furnished as Exhibit 99.1 hereto, except for such portions which are filed, as noted below under Item 9.01.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

The financial statement tables set forth on pages 4 through 14 in Exhibit 99.1 hereto are “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.  The remaining information in Exhibit 99.1 is being “furnished” to the Securities and Exchange Commission as provided pursuant to General Instruction B.2 of Form 8-K.

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: January 27, 2015	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on January 27, 2015.